                                                                    EXHIBIT 10.4


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [****] AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                LICENSE AGREEMENT
                                -----------------


This License Agreement (this "Agreement") is entered into and is effective on this 25th day of July, 2003 (the "Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation with principal offices in Redmond, Washington ("Microsoft") and IMMERSION CORPORATION, a Delaware corporation with principal offices in San Jose, California ("Immersion"), each a "Party" and collectively, the "Parties."

                                    RECITALS
                                    --------

Whereas, Immersion has the right to grant a license to Microsoft and its Subsidiaries under certain patent rights more fully described below; and

Whereas, Microsoft desires to acquire a license under such patent rights, on the terms and conditions set forth in this Agreement.

Now, Therefore, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

                                    AGREEMENT
                                    ---------

     1. DEFINITIONS.
        -----------

          (a)  "ADULT PRODUCT" means: [****]

          (b)  "CONDITIONAL PATENTS" means [****]

          (c) "FOUNDRY PRODUCT" means a product which is designed by or for a [****] and manufactured, reproduced, sold, leased, licensed or otherwise transferred from [****] on essentially an [****]

          (d) "LICENSED PATENTS" means all Patents under which Immersion or any of its present or future Subsidiaries owns or has as of the Effective Date (or as of the acquisition date in the case of future Subsidiaries), or thereafter obtains, the ability or right to grant licenses, releases or freedom from suit, with the exception of Conditional Patents.

          (e) "LICENSED PRODUCT" means all hardware, software, and services, excluding Adult Products, Medical Products, and Foundry Products.

          (f) "MEDICAL PRODUCT" means any [****] or combination of [****] for the [****] or the [****] of any [****] General purpose hardware or software whose primary function is not the delivery of one of the foregoing is not a Medical Product.

          (g) [****] that is sold, licensed, sublicensed, or otherwise distributed by [****]

                            PROVIDED UNDER RULE 408


          (h) [****] means software, including firmware, that [****] Examples include [****]

          (i) "PATENT" means any patent, patent application, provisional application, continuation, continuation-in-part, divisional, reissue, renewal, reexamination, utility model, design patent, and foreign counterparts thereof.

          (j) "PERIPHERAL DEVICE" means a hardware peripheral device which communicates with but is [****] from a primary computer [****] or is [****] when used in a [****] For example, [****] is a "Peripheral Device" as each of those devices [****] Similarly, a [****] is also a "Peripheral Device," as each of those [****] For purposes of this Agreement, the Parties expressly agree that:

               (i) [****] shall not be deemed a "Peripheral Device" for purposes of this definition and this Agreement, even if it includes or comprises [****]

               (ii) a [****] other than a [****] for the foregoing which may be [****] is not a "Peripheral Device," even if it includes or comprises [****]; and

               (iii) ___ any [****] other than [****] with and used in [****] for the foregoing which may be [****] with any of the devices identified in (i) or (ii) above is a Peripheral Device (for example, a [****] with a [****] is a "Peripheral Device").

          (k) "SUBSIDIARY" means a corporation, company or other entity: (i) fifty percent (50%) or more of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a Party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or (ii) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but fifty percent (50%) or more of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a Party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

          (l) "TOUCH TECHNOLOGY" means technology related to calculating, processing, amplifying, communicating, transmitting, controlling, applying, producing, using, or enhancing touch sensations or information related to the sense of touch (e.g., resistance, texture, force). Examples include force feedback, vibration, and tactile response applications.

          (m) All terms not defined herein shall have the meaning set forth in the Settlement Agreement and Mutual Release executed by Microsoft and Immersion simultaneously with the execution of this Agreement (the "Settlement").

     2.   License Rights.
          --------------

          (a) LICENSE TO LICENSED PATENTS. Subject to the terms of this Agreement, Immersion, on behalf of itself and its Subsidiaries, hereby grants to Microsoft and its

                            PROVIDED UNDER RULE 408


Subsidiaries a worldwide, perpetual, paid-up, irrevocable, non-terminable, royalty-free and non-exclusive license under the Licensed Patents to make, have made, use, lease, distribute, have distributed, publish, have published, import, offer for sale, provide as a service, sell, or otherwise dispose of Licensed Products.

          (b) SUBLICENSING RIGHTS. Immersion, on behalf of itself and its Subsidiaries, hereby irrevocably and non-terminably grants to Microsoft and its Subsidiaries the worldwide, royalty-free (subject to the terms of Section 2(e)), paid-up right to sublicense the Licensed Patents (excluding Patents not directed to Touch Technology) to third parties [****] any of their [****] and any other [****] solely to the extent that such [****] designed specifically for [****] in conjunction with the [****]. The right to sublicense shall exclude the following fields of use:

               (i)  Medical Products, Adult Products or Foundry Products;

               (ii) hardware, (a) to the extent that such hardware does not [****] (b) if such hardware can [****] to the extent that such hardware [****];

               (iii) software and services, to the extent that they do not [****]; and

               (iv) [****].

     In the event that at [****] enters into an agreement with [****] as permitted under this Section 2(b), such [****] shall not by virtue of such [****] pursuant to any agreement entered into by [****]

          (c) COMBINATIONS. Immersion, on behalf of itself and its Subsidiaries, hereby covenants not to sue any third party, under any Licensed Patent claim, for making, using, selling, importing, offering for sale, providing as a service, leasing, distributing or otherwise disposing of a Licensed Product created or distributed by or for Microsoft or a Microsoft Subsidiary in combination with one or more other items licensed by, or sold or manufactured by or for, such third party, but only to the extent that:

               (i) the sale of the Licensed Product by Microsoft (or one of its Subsidiaries) would, absent this Agreement, constitute direct or contributory infringement of such Licensed Patent claim; and

               (ii) such Licensed Patent claim would not be directly or contributorily infringed by such other item(s) separate and apart from the combination with such Licensed Product. For the purposes of this Section, the determination of infringement above shall assume the existence of any necessary knowledge or intent required to constitute contributory infringement.

          (d) PRODUCT/SERVICE RELATED MATERIALS. Immersion, on behalf of itself and its Subsidiaries, hereby represents, warrants and covenants not to sue Microsoft or any Microsoft Subsidiary for contributory infringement or induced infringement of the Licensed Patents arising out of the publication or distribution of product and/or service-related: (1) documentation for a Microsoft or Microsoft Subsidiary Licensed Product (e.g., reference designs, specifications, etc.), and (2) marketing, training and/or support relating to a Microsoft or Microsoft Subsidiary

                            PROVIDED UNDER RULE 408


Licensed Product. The foregoing sentence shall not be construed to provide customers of Microsoft or Microsoft Subsidiaries with any implied licenses or sublicenses.

          (e) CONDITIONAL PATENTS. Immersion on behalf of itself and its Subsidiaries, agrees that [****]

          (f) TRANSFER OF PATENTS. Immersion agrees that any transfer or assignment of the Licensed Patents shall be subject to the licenses granted to Microsoft and Microsoft's Subsidiaries under this Agreement. [****].

          (g) OWNERSHIP. Except as expressly licensed to Microsoft in this Agreement, Immersion retains all right, title and interest in and to the Licensed Patents. Immersion reserves all rights not expressly granted in this Agreement.

     3. PAYMENT. Within five (5) days after the Effective Date, Microsoft shall pay Immersion by cashier's check, wire transfer or other immediately available funds, nineteen million nine hundred thousand dollars (USD $19,900,000), in consideration of the rights and covenants set forth herein.

     4.   ADDITIONAL RIGHTS, OBLIGATIONS/RESTRICTIONS.
          -------------------------------------------

          (a) NO OBLIGATIONS. Notwithstanding any other provision of this Agreement, Microsoft will have no obligation to market, sell or otherwise distribute Licensed Products.

          (b) MEMBERSHIP IN MICROSOFT TOOL AND MIDDLEWARE PROGRAMS. Immersion will have the right to apply for and participate in all publicly available Microsoft tool and middleware programs in accordance with their standard terms, conditions, and fees.

          (c) NO RESTRICTIONS. Nothing in this Agreement will be construed as restricting Microsoft's ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute on its behalf, similar technology performing the same or similar functions as the technology subject to the Licensed Patents, or to market and distribute such similar technology in addition to, or in lieu of, the technology subject to the Licensed Patents.

          (d) MAINTENANCE OF PATENTS. In the event Immersion plans to forego payment of any maintenance fees or not take any other steps required to maintain Immersion's rights under any of the Licensed Patents, Immersion shall assign, without additional compensation, all right, title, and interest in and to the applicable Licensed Patents to Microsoft. If any of the Licensed Patents lapses (other than by expiration), then Immersion will promptly use its best efforts to revive the patent. It shall not be a breach of this Agreement, and the above provisions of this Section 4(d) shall not apply, if a Licensed Patent lapses because of an inadvertent failure to pay any maintenance fees or inadvertent failure to take any other steps required to maintain Immersion's rights under any of the Licensed Patents.

     5. CONFIDENTIALITY. The terms and conditions, but not the existence, of this Agreement shall be treated as confidential information by the Parties, and neither Party shall disclose the terms or conditions of this Agreement to any third party (other than its Subsidiaries

                            PROVIDED UNDER RULE 408


licensed pursuant to this Agreement) without the prior written permission of the other Party. Each Party, however, shall have (a) the right to represent to third parties that such Party is licensed for the products and patents as provided by this Agreement, and (b) the right to make disclosures to the extent required by an order of court, regulation of another governmental body, or otherwise by law or by a stock exchange, provided that the Party shall promptly provide written notice to the non-disclosing Party of the intended disclosure and of the court order or regulation prior to such disclosure and that the Party shall take all reasonable steps to minimize such disclosure by, for example, obtaining a protective order and/or appropriate confidentiality provisions requiring that such information to be disclosed be used only for the purpose for which such law, order, regulation or requirement was issued. Additionally, each Party may disclose the terms and conditions of this Agreement to the extent reasonably necessary, under a suitable confidentiality agreement, to its accountants, attorneys, financial advisors and in connection with due diligence activities relating to the sale of the stock or a portion of the business of a Party or its Subsidiaries.

     6.   WARRANTIES.

          (a)  IMMERSION. Immersion represents, warrants, and covenants that:

               (i) it has the full power and has taken the necessary and appropriate steps to enter into this Agreement and assume the obligations hereunder;

               (ii) it has the right to license the Licensed Patents, and it has the full power and has taken the necessary and appropriate steps to enter into this Agreement and assume the obligations hereunder, and to grant the license rights and covenants set forth herein;

               (iii) it has not previously and will not grant any rights in the Licensed Patents to any third party that are inconsistent with the rights granted to Microsoft herein;

               (iv) [****];

               (v)  [****] and have not [****];

               (vi) as of the Effective Date, there are no actual or threatened lawsuits or claims relating to the Licensed Patents other than (i) the Lawsuit (as defined in the Settlement), (ii) contract, business or licensing discussions with existing or potential licensees and customers, and (iii) as set forth in
Schedule 3.12 to the Series A Redeemable Convertible Preferred Stock Purchase Agreement executed by the Parties on even date herewith; and

               (vii) as of the Effective Date, Immersion believes, in good faith, that the issued Licensed Patents owned by Immersion are valid and enforceable.

          (b) BY MICROSOFT. Microsoft represents, warrants, and covenants that it has the full power and has taken the necessary and appropriate steps to enter into this Agreement and assume the obligations hereunder.

          (c) DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 6(a) AND 6(b) ABOVE, THE PATENTS ARE PROVIDED "AS IS" AND WITHOUT

                            PROVIDED UNDER RULE 408


WARRANTY OF ANY KIND. EACH PARTY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

Nothing in this Agreement shall be construed (i) as a warranty or representation by Immersion as to the validity or scope of any Licensed Patents; (ii) as a warranty or representation that anything made, used, sold or otherwise disposed of under any license or sublicense granted in or under this Agreement is or will be free from infringement by patents, copyrights, trade secrets, trademarks, or other rights of third parties; (iii) as granting by implication, estoppel or otherwise any licenses or rights under patents or other intellectual property rights of Immersion other than expressly granted herein; or (iv)(a) to require Immersion to file any patent application, or (b) as a warranty that Immersion will be successful in securing the grant of any patent or any reissue or extensions thereof. Immersion does not assume any responsibility for the manufacture of any product that is manufactured or sold by or for Microsoft or Microsoft's Subsidiaries, or their sublicensees. All warranties in connection with such products shall be made by the manufacturer or seller of such products.

     7.   TERM; TERMINATION.
          -----------------

          (a) TERM. Unless terminated by Microsoft pursuant to Section 7(b), the term of this Agreement shall be from the Effective Date until the expiration of the last to expire of the Licensed Patents.

          (b) TERMINATION. The parties expressly agree that this Agreement may not be terminated by Immersion, even in the event of Microsoft's breach of this Agreement. Notwithstanding the foregoing, Microsoft may terminate this Agreement in its sole discretion and at any time upon thirty (30) days' written notice in advance to Immersion. In the event Microsoft elects to terminate this Agreement,
(i) such termination shall not terminate or otherwise affect any sublicenses granted by Microsoft under this Agreement prior to such termination, and (ii) Sections 5, 6, 7(b), 8, and 9 shall survive. Termination of this Agreement by Microsoft shall not in any way affect or relieve Microsoft's obligations to make payment pursuant to Section 2(e).

     8. LIMITATION OF LIABILITIES. NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES RELATING TO THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     9.   GENERAL.
          -------

          (a) NOTICES. All notices and requests in connection with this Agreement will be given in writing and will be deemed given as of the day they are received either by messenger, delivery service, or in the mails of the United States of America, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

To: Microsoft                                  To: Immersion
Microsoft Corporation                          Immersion Corporation
Attention: Vice President,                     Vice President, Legal Affairs
Intellectual Property Attention:               801 Fox Lane
One Microsoft Way                              San Jose, California  95131
Redmond, Washington  98052-6399                Phone:  (408) 467-1900
Phone: (425) 882-8080                          Fax:  (408) 467-1901
Fax: (425) 936-7329
Copy to: Law & Corporate Affairs
Fax:  (425) 936-7409

                            PROVIDED UNDER RULE 408


or to such other address as the Party to receive the notice or request so designates by written notice to the other.

          (b) INDEPENDENT CONTRACTORS. The Parties are independent contractors, and nothing in this Agreement will be construed as creating an employer-employee relationship, a partnership, or a joint venture between the Parties. Neither Party will have the power to bind the other Party or incur obligations on the other Party's behalf without the other Party's prior written consent.

          (c) GOVERNING LAW. This Agreement shall be construed and controlled by the laws of the State of Washington, and each Party consents to exclusive jurisdiction and venue in the federal courts sitting in King County, Washington, unless no federal subject matter jurisdiction exists, in which case each Party consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington. Each Party waives all defenses of lack of personal jurisdiction and forum non-conveniens. Process may be served on either Party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

          (d) ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of each Party's respective successors and lawful assigns. Microsoft will have the right to assign this Agreement or any or all of its rights under the Agreement, in whole or in part (in any case together with all restrictive terms continuing with such assignment) to any purchaser of any Microsoft business that uses the licenses granted herein, provided that (i) such purchaser of a Microsoft business may use the assigned rights solely as necessary to operate such purchased Microsoft business, (ii) the assignee's license rights under Section 2(a) shall exclude the fields of use specified in Sections 2(b)(ii) and (iii), and (iii) in any case Microsoft may not assign any of its rights under this Agreement to [****]. This Agreement may be assigned by Immersion to any acquiror of all or substantially all of the business or assets of Immersion, or in connection with a merger. Microsoft and Immersion will each have the right to merge or consolidate without the prior approval of the other Party. Except as permitted above, assignment of this Agreement, whether by contract, operation of law, or otherwise, will be void.

          (e) CONSTRUCTION. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intention of the Parties, and the remainder of this Agreement will continue in full force and effect. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future

                            PROVIDED UNDER RULE 408


enforcement of that or any other provision. This Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.

          (f) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and merges all prior and contemporaneous communications regarding the subject matter hereof. This Agreement will not be modified except by a written agreement dated subsequent to the Effective Date and signed on behalf of Immersion and Microsoft by their respective duly authorized representatives. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the Agreement. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of an originally executed counterpart of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                   -------------------------------------------

                              SIGNATURE PAGE TO THE
                                LICENSE AGREEMENT

                   -------------------------------------------


IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date written above.

                                     IMMERSION CORPORATION


                                     By:
                                        ----------------------------------------
                                        VICTOR VIEGAS
                                        President, Chief Executive Officer and
                                        Chief Financial Officer


                                     MICROSOFT CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title: